UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934




Date of earliest event reported:                        November 1, 1997
                                    ------------------------------------


                          UCI Medical Affiliates, Inc.
             (Exact name of registrant as specified in its charter)

               Delaware                                         0-13265                    59-2225346
(State or other jurisdiction of incorporation)       (Commission File Number) (IRS Employer Identification No.)


 1901 Main Street, Suite 1200, Mail Code 1105, Columbia, South Carolina 29201
 (Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code:             (803) 252-3661
                                                        -----------------------


                                  No Change
  (Former name or former  address,  if changed since last report.)












     This document contains a total of 22 pages and the Exhibit Index is set forth on sequentially numbered page 5 .

Item 2.  Acquisition or Disposition of Assets

Pursuant to the terms of an Asset Purchase Agreement (the "Agreement") executed on October 31, 1997, to be effective November 1, 1997, by, between and among UCI Medical Affiliates of South Carolina, Inc., a South Carolina corporation ("UCI of SC"), Doctor's Care, P.A., a South Carolina professional corporation ("Doctor's Care"); Marvin Dees, M.D., a South Carolina resident ("Seller"); and Landlord (defined as Seller and Katherine R. Dees, collectively). UCI of SC has acquired certain assets as outlined in Section 1 of the Agreement (including patient list and goodwill) associated with Seller's practice located in New Ellenton, South Carolina. The consideration for the acquisition shall be Two Hundred Fifty-Nine Thousand Five Hundred Thirty-Five and 78/100 ($259,535.78) Dollars, payable as outlined in Section 3 of the Agreement, which begins on page 6 of this Form 8-K. The consideration paid by UCI of SC in connection with this acquisition was determined by arms-length negotiations between UCI of SC and the Seller.

The practice operated by the Seller was one at which medical conditions not involving an immediate threat to life were treated on an outpatient basis. This practice will operate under the name Doctor's Care New Ellenton.

All descriptions of the Asset Purchase Agreement noted herein are qualified in their entirety by reference to such documents as Exhibits to this Current Report on Form 8-K.



Item 7.  Financial Statements and Exhibits

         a)    Financial Statements of Business Acquired

              It is impracticable to provide the required financial statements for the business acquired at the time this Report on Form 8-K is filed. UCI will file the required financial statements for the Seller under cover of Form 8-K/A as soon as practicable, but not later than 60 days after this Report on Form 8-K is due to be filed.

         b)    Pro Forma Financial Information

              It is impracticable to provide the required pro forma financial information at the time this Report on Form 8-K is filed. UCI will file the required pro forma financial information under cover of Form 8-K/A as soon as practicable, but not later than 60 days after this Report on Form 8-K is due to be filed.

         c)    Exhibits

              Exhibit 2.1 - Asset Purchase Agreement executed on October 31, 1997, to be effective November 1, 1997, by, between and among UCI Medical Affiliates of South Carolina, Inc., a South Carolina corporation ("UCI of SC"), Doctor's Care, P.A., a South Carolina professional corporation ("Doctor's Care"); Marvin Dees, M.D., a South Carolina resident ("Seller"); and Landlord (defined as Seller and Katherine R. Dees, collectively).

                                   SIGNATURES



Pursuant to the requirements of The Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



         UCI Medical Affiliates, Inc.
                  (Registrant)



/s/ Marion F. McFarland, III, M.D.         /s/ Jerry F. Wells, Jr.
Marion F. McFarland, III, M.D.             Jerry F. Wells, Jr., CPA
President, Chief Executive Officer and     Executive Vice President of
Chairman of the Board                      Finance and Chief Financial Officer



Date:                   November 5, 1997

                          UCI MEDICAL AFFILIATES, INC.

                                  EXHIBIT INDEX
                                       TO
                                    FORM 8-K



EXHIBIT                                                                          PAGE
NUMBER                     DESCRIPTION                                          NUMBER

 2.1              Asset Purchase Agreement executed on October 31, 1997,          6
                  to be effective November 1, 1997, by, between and among
                  UCI Medical Affiliates of South Carolina, Inc., a South
                  Carolina corporation ("UCI of SC"), Doctor's Care, P.A.,
                  a South Carolina professional corporation ("Doctor's
                  Care"); Marvin Dees, M.D., a South Carolina resident
                  ("Seller"); and Landlord (defined as Seller and Katherine
                  R. Dees, collectively).

                                 EXHIBIT NO. 2.1

                            ASSET PURCHASE AGREEMENT

                            ASSET PURCHASE AGREEMENT


     This Asset Purchase Agreement (the "Agreement") is made as of the 31st day of October, 1997, to be effective as of November 1, 1997, by, between and among UCI Medical Affiliates of South Carolina, Inc., a South Carolina corporation ("UCI of SC"); Doctor's Care, P.A., a South Carolina professional corporation ("Doctor's Care"); Marvin Dees, M.D., a South Carolina resident ("Seller"); and Landlord (as defined below). For purposes herein, Seller and Katherine R. Dees are collectively referred to as the "Landlord".

     Introduction. Seller owns and operates a medical practice located at 400 Main Street, New Ellenton, South Carolina 29809 (the "Premises"). Seller is the sole owner of the Business (as defined in Section 1.1.1 herein below). UCI of SC owns and/or leases various medical-related facilities and equipment in South Carolina and has contracted with Doctor's Care to provide health care services at such facilities. Seller desires to (i) transfer Seller's patient records to Doctor's Care, (ii) enter into an Employment Agreement with Doctor's Care, and
(iii) transfer to UCI of SC as of 12:01 a.m. on November 1, 1997 (the "Effective Date"), certain assets of the Seller, all upon the terms and conditions set forth herein.

     Agreement. NOW, THEREFORE, in consideration of these premises and the mutual covenants hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.   Sale of Assets to UCI of SC.

     1.1 Transfer of Assets. As of the Effective Date, for the consideration herein provided, Seller shall convey, transfer, assign and deliver, or cause to be conveyed, transferred, assigned, and delivered, to UCI of SC, and UCI of SC shall purchase and accept from Seller, all of Seller's right, title, and interest (as the case may be) in and to following assets (collectively the "Assets"):

              1.1.1 All of the accounts receivable, machinery, equipment, computer and telephone systems (including hardware and software), furniture, furnishings, office equipment, and related tangible personal property respecting Seller's business conducted in the Premises (the "Business"), including (without limitation) the items described in Exhibit
     1.1 attached hereto, excluding only the Excluded Assets (as defined in Section 1.2 below).

              1.1.2 All of the goodwill, permits, licenses, computer software and related intangible personal property of the Business, excluding only the Excluded Assets (as defined in Section 1.2 below). Seller shall be responsible for obtaining the necessary consents, if any, to assignment of such intangible assets. The parties hereto acknowledge and agree that UCI of SC shall not assume any equipment leases, personal property leases, real property leases, or any other liabilities of Seller except as expressly set forth in Section 3.2 below.

              1.1.3 All of the inventory of the Business, wherever located, excluding only the Excluded Assets (as defined in Section 1.2 below).

              1.1.4 All of Seller's repair and service contracts and warranties (which are acceptable to UCI of SC in its sole discretion) used or useful in the Business.

     1.2 Excluded Assets. Anything contained in this Agreement to the contrary notwithstanding, the parties hereto acknowledge and agree that Seller will not sell, assign, or convey to UCI of SC, and UCI of SC will not acquire, any right, title, or interest whatsoever in or to any of the assets or property of Seller listed in Exhibit 1.2 attached hereto (collectively the "Excluded Assets"). Seller will make all reasonable efforts to complete the removal of the Excluded Assets located at the Business, if any, within ten (10) days after receiving the request for removal from UCI of SC. Neither UCI, UCI of SC, nor Doctor's Care shall be an insurer of the safety or condition of the Excluded Assets after Closing; and Seller shall retain the risk of loss with respect to any Excluded Assets after Closing.

     1.3 Method of Transfer. The transfer and sale of the Assets will be evidenced by appropriate Bills of Sale, assignments and other instruments executed and delivered by Seller to UCI of SC and/or Doctor's Care at Closing (as defined below), as set forth in this Agreement.

     1.4 Not a Sale of Business. This transaction constitutes the sale of assets by Seller and not the sale of a business; provided, however, that anything contained in this Agreement to the contrary notwithstanding, it is the intent of the parties that UCI of SC purchase and acquire and Seller sell and transfer the complete operating process of the Business and all properties and interest necessary to operate the Business substantially as it is presently being operated (excepting the Excluded Assets).

     1.5 Possession. UCI of SC shall take, and Seller shall deliver, possession of the Assets at completion of Closing (as defined below) to be effective as of the Effective Date (as defined below).

2. Transfer of Seller's Patient Records to Doctor's Care.

     2.1 Transfer of Patient Records. As of the Effective Date, for valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and no other monetary consideration, Seller shall transfer and deliver to Doctor's Care all of the Seller's right, title and interest in and to any medical records in his possession that were made in treating patients and all records transferred to Seller concerning prior treatment of any patient (the "Patient Records").

     2.2 Method of Transfer. The transfer of the Patient Records will be evidenced by an appropriate bill of sale substantially in the form attached hereto as Exhibit 2.2, executed and delivered by Seller to Doctor's Care at the Closing (as defined below), as set forth in this Agreement.

     2.3 Notices. Seller shall cause, at any time either before or after Closing, any public notices to be filed in a timely manner and to otherwise comply with all requirements of the South Carolina Physician's Patient Records Act or any other applicable law, regulation, rule or ordinance related to the transfer of the Patient Records.

     2.4 Possession. Doctor's Care shall pick up and take, and Seller shall relinquish, possession of the Patient Records at Closing (as defined below), to be effective as of the Effective Date.

3.   Consideration for Acquisitions.

     3.1. Purchase Price. The total purchase price ("Purchase Price") for the Assets to be acquired by UCI of SC hereunder shall be Two Hundred Fifty-Nine Thousand Five Hundred Thirty-Five and 78/100 ($259,535.78) Dollars payable to Seller as follows:

              3.1.1 Common Stock. At Closing (as defined below), UCI shall issue to Seller certificate(s) representing such numbers of shares of the voting common stock of UCI, $0.05 par value (the "Shares"), having an aggregate value of Eighty-Five Thousand and No/100 ($85,000.00) Dollars. For purposes hereof, the price per share of the Shares shall be the closing ask price of such voting common stock on Tuesday, October 28, 1997. The parties hereto acknowledge that the Shares shall be "restricted stock" under the federal securities laws (meaning that it was purchased other than through a registered public offering). The Shares, when issued, will be duly authorized, validly issued, fully paid and non-assessable. The certificate evidencing the Shares shall bear a restrictive legend in substantially the following form:

              THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS, HAVE BEEN TAKEN WITHOUT A VIEW TO THE DISTRIBUTION THEREOF WITHIN THE MEANING OF SUCH ACT, AND MAY NOT BE SOLD, PLEDGED, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT IN ACCORDANCE WITH SUCH ACT AND THE RULES AND REGULATIONS THEREUNDER AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THE
              COMPANY WILL NOT TRANSFER SUCH SHARES EXCEPT UPON RECEIPT OF EVIDENCE SATISFACTORY TO THE COMPANY, WHICH MAY INCLUDE AN OPINION OF COUNSEL, THAT THE REGISTRATION PROVISIONS OF SUCH ACT HAVE BEEN COMPLIED WITH, THAT SUCH REGISTRATION IS NOT REQUIRED AND THAT SUCH TRANSFER WILL NOT VIOLATE ANY APPLICABLE STATE SECURITIES LAWS.

              3.1.2 Additional Payment.UCI of SC shall pay to Seller as follows:

                      3.1.2.1  The  sum  of  Seventeen   Thousand  Four  Hundred
              Sixty-Eight and 41/100 ($17,468.41) Dollars shall be paid by company check to Seller at Closing (as defined below).

                      3.1.2.2 The sum of Sixty-Nine Thousand and No/100 ($69,000.00) Dollars shall be due and payable to Seller in Forty-Six (46) monthly installments, with the first payment due on December 1, 1997, pursuant to a promissory note substantially in the form attached hereto as Exhibit 3.1.2.2 (the "First Note").

                      3.1.2.3 The sum of Ninety Thousand Five Hundred Thirty-Five and 78/100 ($90,535.78) Dollars shall be due and payable to Seller in Forty-One (41) monthly installments, with the first payment due on December 1, 1997, pursuant to a promissory note substantially in the form attached hereto as Exhibit 3.1.2.3 (the "Second Note").

     3.2. Assumption of Certain Leases. The parties hereto acknowledge and agree that as of the Effective Date UCI of SC shall assume Seller's obligation under those certain equipment leases set forth on Exhibit 3.2 attached hereto (the "Assumed Leases"). Seller shall be solely responsible for obtaining any and all necessary or required consent(s) to such assumption. Seller hereby represents, warrants and agrees that: (1) the monthly lease payment of that certain Lease Agreement by and between AT&T Capital Leasing Services, Inc. and Seller dated August 15, 1996 (the "AT&T Lease") concerning the lease by Seller of a Midmark Power Exam Table and a Flexible Sigmoidoscope Video System, which is an Assumed Lease hereunder, is Four Hundred Six and 48/100 ($406.48) Dollars; (2) the outstanding balance as of the Effective Date of that certain installment sales agreement (account number 561-765106-175632) by and between Bank One and Seller concerning the installment purchase of two power exam tables, which is an Assumed Lease hereunder, is One Thousand Five Hundred One and 82/100 ($1,501.82) Dollars; (3) Seller is not in default under any of the Assumed Leases; (4) to Seller's knowledge, each of the Assumed Leases is in full force and effect as of the Effective Date; and (5) a true and complete copy of the AT&T Lease is attached hereto as Schedule 3.2(a). The parties hereto acknowledge and agree that neither UCI of SC, UCI nor Doctor's Care shall assume any equipment leases, personal property leases, real property leases, or any other liabilities of Seller other than such Assumed Leases set forth on Exhibit 3.2 attached hereto.

     3.3 Allocation of Purchase Price. The parties hereto agree that the Purchase Price for the Assets shall be allocated as provided in Exhibit 3.3 attached hereto.

4.   Closing.

     4.1 Closing Date. The closing of the sale and purchase of the Assets and related transactions (the "Closing") shall take place on Friday, October 31, 1997, commencing at 2:00 p.m. (local time), at the offices of Nexsen Pruet Jacobs & Pollard, LLP at 1441 Main Street, Suite 1500, Columbia, South Carolina or such other time and place as may be mutually agreed upon in writing by the parties (alternatively "Closing"), all to be effective as of the Effective Date. In the event Closing set forth in this Section 4 is changed to a different date, all references in this Agreement to Closing shall be deemed to refer to the time and date agreed upon by the parties, in the manner set forth herein.

     4.2.     Transactions at Closing.  At the Closing:

              4.2.1 Upon receipt of an investment  letter in the form of Exhibit
     4.2.1 attached hereto duly executed by Seller, UCI shall issue to Seller a copy of the instructions which UCI will forward to its transfer agent instructing such agent to issue a certificate evidencing the Shares to Seller.

              4.2.2 UCI of SC shall execute and deliver to Seller the First Note and the Second Note.

              4.2.3 Seller shall execute and deliver to UCI, UCI of SC, or Doctor's Care, as applicable, the bills of sale, assignments, titles, certificates, and other documents, agreements and instruments, in form and substance required by this Agreement, as described in Section 4.3.

              4.2.4 UCI, UCI of SC, and Doctor's Care shall execute and deliver to Seller the documents, agreements and instruments in form and substance required by this Agreement, as described in Section 4.4..

              4.2.5 Seller and Doctor's Care shall each execute and deliver to the other the employment agreement substantially in the form of Exhibit
     4.2.5 attached hereto (the "Employment Agreement").

              4.2.6 UCI of SC and Landlord shall execute and deliver to the other the lease respecting the Premises substantially in the form attached hereto as Exhibit 4.2.6 (the "Lease"), and UCI of SC shall deliver to Landlord by company check the initial rental payment thereunder.

              4.2.7 All employees of Seller directly and primarily associated with the Business will cease to be employees of Seller, and Doctor's Care and/or UCI of SC may, subject to the exercise of Doctor's Care's and/or UCI of SC's sole discretion, offer immediately or thereafter to hire any or all of such persons. Doctor's Care and/or UCI of SC shall be required to hire only those employees of Seller which Doctor's Care and/or UCI of SC elects in its sole discretion to hire, and Doctor's Care and/or UCI of SC shall not assume any liability whatsoever to any employee of Seller not hired by Doctor's Care and/or UCI of SC. Seller will be responsible for paying and reporting all costs and liabilities, including but not limited to compensation, federal and state withholding taxes, federal and state unemployment taxes, all employee benefit costs, and worker's compensation claims incurred or accrued prior to the Effective Date.

              4.2.8 The parties hereto will take such other actions contemplated at Closing by this Agreement.

     4.3 Seller's Documents. At Closing, Seller shall deliver or cause to be delivered, at Seller's expense, the following duly executed, lawful and effective documents and instruments:

              4.3.1 Seller will execute and deliver to UCI of SC a bill of sale for tangible personal property and fixtures composing portions of the Assets substantially in the form attached hereto as Exhibit 4.3.1.

              4.3.2 Seller will  execute and deliver to UCI of SC an  assignment
     of  intangible   personal  property   composing   portions  of  the  Assets
     substantially in the form attached hereto as Exhibit 4.3.2.

              4.3.3 Seller will execute and deliver to UCI an Investment Letter substantially in the form attached hereto as Exhibit 4.2.1.

              4.3.4 Seller will execute and deliver to Doctor's Care the Employment Agreement substantially in the form attached hereto as Exhibit 4.2.5.

              4.3.5 Seller will execute and deliver to UCI of SC copies of such duly filed UCC termination statements, mortgages or lien satisfactions and other documents, as are reasonably required by UCI of SC to evidence UCI of SC's clear, marketable and insurable title to the Assets.

              4.3.6   Seller  will   execute  and  deliver  to  UCI  of  SC  the
     Non-Competition Covenant (the "Non-Compete") substantially in the form attached hereto as Exhibit 4.3.6.

              4.3.7 Seller will execute and deliver to Doctor's Care a bill of sale for the Patient Records substantially in the form attached hereto as
     Exhibit 2.2.

              4.3.8 Evidence of insurance as set forth in Section 5.7 to UCI of SC.

              4.3.9 Copies of all current data, contracts and information for the Business.

     4.4 Documents of UCI, UCI of SC, or Doctor's Care. At Closing, UCI, Doctor's Care, and/or UCI of SC, at their expense, shall deliver or cause to be delivered to Seller the following duly executed, lawful, and effective documents and instruments:

              4.4.1 UCI shall deliver a copy of the instructions which UCI will forward to its transfer agent instructing such agent to issue a certificate evidencing the Shares to Seller.

              4.4.2 UCI of SC will execute and deliver to Seller the First Note substantially in the form attached hereto as Exhibit 3.1.2.2.

              4.4.3 UCI of SC will execute and deliver to Seller the Second Note substantially in the form attached hereto as Exhibit 3.1.2.3.

              4.4.4 UCI of SC and Doctor's Care will execute and deliver to Seller a Security Agreement substantially in the form attached hereto as
     Exhibit 4.4.4, and shall execute and deliver to Seller for filing such related UCC-1 financing statements in form and substance reasonably acceptable to UCI of SC and Doctor's Care.

              4.4.5 Doctor's Care will execute and deliver the Employment Agreement substantially in the form attached hereto as Exhibit 4.2.5.

     4.5 Conditions of Title. At Closing, the Assets shall be conveyed by appropriate instruments of conveyance free and clear of all claims, security interests, liens and encumbrances except personal property and ad valorem taxes for the year of Closing (which shall be prorated as provided in this Agreement). At Closing, UCI of SC shall hold a leasehold interest in the Premises free and clear of all claims, security interests, liens and encumbrances except real property taxes for the year of Closing which are not yet due and payable (which shall be paid by Seller). Notwithstanding the foregoing, UCI of SC acknowledges the prior mortgage on the Premises.

     4.6      Transactions Subsequent to Closing.

              4.6.1 Employment Matters. Nothing contained herein shall be construed to create any liability for UCI, UCI of SC or Doctor's Care to present or past employees of Seller, or to the South Carolina Employment Security Commission or any other person or entity or regulatory agency for periods prior to the Effective Date.

              4.6.2 Confidentiality. Seller shall hold in confidence all documents and information concerning the Business and the Assets (except that Seller may, after reasonable notice to UCI of SC disclose such documents and information, or copies or summaries thereof, to any governmental authority reviewing the transactions contemplated hereby or as required in Seller's reasonable judgment pursuant to federal or state laws or court order).

              4.6.3 Publicity. Upon UCI of SC's request (if any), at a date reasonably agreed upon by UCI of SC and Seller, but no later than thirty
     (30) business days after Closing, Seller, at UCI of SC's expense, shall mail to all those patients of the Business designated by UCI of SC, a letter substantially on the form provided by UCI of SC, subject to Seller's approval (which shall not be unreasonably withheld) advising of the sale hereunder and containing a request of Seller that to the extent requested by UCI of SC, such patient shall continue its relationships with UCI of SC and Doctor's Care.

              4.6.4 Taxes. Seller shall file such tax returns and reports and pay such taxes as are required for periods ending with the Effective Date.

              4.6.5 Creditors. Seller shall promptly pay all of Seller's valid liabilities and perform all of Seller's valid obligations which Seller has incurred in connection with the Assets or the operation of the Business.

              4.6.6 Tail Malpractice Insurance. UCI of SC shall pay, in an amount not to exceed Six Thousand Five Hundred Dollars ($6,500), the one-time "tail" professional malpractice insurance premium for Seller upon presentment by Seller of the insurance carrier's invoice for such premium. UCI of SC, UCI, and Doctor's Care shall be listed as additional insureds under such policy, and Seller shall provide evidence of such insurance to UCI of SC upon receipt of UCI of SC's reasonable requests therefor.

              4.6.7 Access to Medical Records. At Seller's sole expense if any, Seller shall be granted reasonable access to the medical records of Seller's patients in Doctor's Care's possession in the event access to such records is reasonably required to defend Seller in any actual or threatened litigation or administrative proceeding.

              4.6.8 Required Legal Opinion. At UCI of SC's sole expense, UCI of SC shall retain counsel to deliver any legal opinion required by UCI's transfer agent to remove the restrictive legend from Seller's stock certificate as described in Section 3.1.1 above; provided however, the parties hereto acknowledge that removal of such legend is contingent upon compliance by Seller of certain conditions set forth in Securities and Exchange Commission Rule 144.

              4.6.9 Miscellaneous Required Acts. The parties hereto shall take such other actions and comply with other obligations as are required after Closing under this Agreement or under documents ancillary hereto.

     4.7 Other Actions. The parties hereto agree that they will at any time and from time to time do, execute, acknowledge and deliver, or will cause to be done, executed, acknowledged and delivered, all such further acts, deeds, assignments, transfers, conveyances, documents, instruments and assurances as may be reasonably required by the other party in order to carry out fully and to effectuate the transactions herein contemplated under, and in accordance with, the provisions of this Agreement.

5. Representations and Warranties of Seller. Seller hereby warrants, represents, and covenants as follows:

     5.1 Sole Proprietorship. Seller is a sole proprietorship with authority to carry on the Business and to own and operate its properties and assets as presently owned and operated. The Assets are not owned in whole or in part by any corporation, limited liability company, partnership, or other entity or person.

     5.2 Authority. When executed and delivered, this Agreement shall constitute a valid and binding obligation of Seller enforceable in accordance with its terms and conditions except as enforcement may be limited by applicable bankruptcy, insolvency or similar laws effecting creditors rights generally and by principles of equity. Neither the execution nor the delivery of this Agreement nor the consummation of the transactions contemplated hereby, nor the compliance with any of the terms and conditions hereof, will result in the breach by Seller of any of the terms, conditions, or judgment, law or other contract, agreement or instrument to which Seller is bound, or constitute a default of such indenture, mortgage, deed of trust, order, judgment, law or other contract, agreement or instrument.

     5.3 Compliance with Laws. Seller is in compliance with all laws, ordinances, and regulations that govern such Seller's ownership and present use of the Assets and the Premises, the violation of which would have an adverse effect on the Assets, the Premises or the Business. All of the Assets sold hereunder, and the Premises leased hereunder, substantially comply with applicable environmental, zoning, health, OSHA, consumer products, and fire safety regulations.

     5.4 Title to Assets. At Closing, Seller will have, and shall be entitled to convey, good, marketable and insurable title to the Assets and the condition of title as required by Section 4.5. At Closing, Seller will not be indebted to any contractor, laborer, mechanic, material man or any other person or entity for work, labor, materials or services in connection with the Assets and/or Premises for which any such person or entity could claim a lien against the Assets or the Premises.

     5.5 Consents. No consent of any third party is required in connection with Seller's transfer and assignment of the Assets hereunder.

     5.6 Litigation. There are no judicial or administrative actions or proceedings pending, or to the best of Seller's knowledge, threatened that question the validity of this Agreement or any transaction contemplated hereby or that relate to the Assets or the Premises, or to the conduct of Business, including but not limited to condemnation or bankruptcy proceedings, which if adversely determined would have an adverse effect upon Seller's ability to enter into this Agreement or perform its obligations hereunder or upon the use, enjoyment, or value of the Assets and/or the Premises for UCI of SC and/or Doctor's Care.

     5.7 Insurance Coverage. Seller maintains policies of insurance covering the Assets and Premises in amounts and against such losses and risks as are customary for facilities such as the Business in their present usage, as well as general public liability "occurrence" coverage in the amount of $1,000,000 per occurrence and $1,000,000 in the aggregate, and same will be outstanding and duly in force through Closing.

     5.8 Normal Course. Seller shall have operated the Assets in the normal and ordinary course of business since at least January 1, 1995, and shall have paid or caused to be paid promptly when due all city, county and state ad valorem taxes and similar taxes and assessments and all utility charges and assessments imposed upon or assessed against the Assets and/or Premises prior to the Effective Date. Seller shall exercise its best efforts to preserve the goodwill of the employees, patients, suppliers and others having business relationships with the Business through the Effective Date.

     5.9 Creditors, Solvency, and Bankruptcy. Seller shall not hinder, delay, defraud, or avoid any obligation to any past, present or future creditor in the transactions contemplated by this Agreement. Seller is currently solvent and will not be rendered insolvent as a result of the transactions contemplated hereby. Seller has not initiated, nor does it intend to initiate with respect to itself as debtor, has had initiated or expects to have initiated against it as debtor, any proceeding under federal or any state's bankruptcy, insolvency or similar laws.

     5.10  Labor  and  Employee  Benefit  Matters.  Seller is not a party to any agreement with any labor organization. Seller has not maintained or sponsored for any employee or former employee of Seller any fringe or benefit plans, including without limitation, any retirement, pension, profit sharing, thrift-savings, non-qualified deferred compensation, incentive compensation, cash bonus, insurance, medical, welfare or vacation plans of any kind and any "employee benefit plan" (as defined in Section 3(3) of Title I of the Employment Retirement Income Security Act of 1974, as amended ("ERISA") or any voluntary employees' beneficiary association (as defined in Section 501(c)(9) of the Internal Revenue Code) or combination of the foregoing except that certain pension plan with AAFP. Seller has not incurred any accumulated funding deficiency within the meaning of ERISA or any liability to the Pension Benefit Guaranty Corporation established under ERISA, nor has any tax been assessed against Seller for the alleged violation of the Internal Revenue Code with respect to the Business or its operation.

     5.11 Payables and Taxes. Seller will pay all accounts payable and taxes, assessments, and charges respecting the Assets and/or Premises incurring prior to the Effective Date within a reasonable amount of time following Closing and will protect the reputation of UCI of SC by promptly paying all the valid debts and obligations of Seller which have been incurred in connection with the operation of the Business prior to the Effective Date and which affect the Assets and/or Premises.

     5.12 Workers' Compensation. There are no worker compensation or similar claims or actions pending or threatened, and Seller does not know of facts which would make such claims timely, by past or present employees of Seller.

     5.13 Status of Assets. The Assets sold hereunder constitute all of the assets of the Business (except the Excluded Assets and Seller personally) and include all property, rights, and intangibles necessary for UCI of SC and/or Doctor's Care to operate after the Effective Date a business similar to the Business as presently conducted. All material inventory systems, machinery, equipment, and other tangible property which are portions of the Assets are generally sound, in good repair, may be safely operated within all applicable standards or regulations in their present conditions, and are in merchantable condition. All material contracts, commitments, and similar rights which are portions of the Assets are valid, binding, enforceable, and without known default in violation of law.

     5.14 No Adverse Conditions. Except as previously disclosed in writing to UCI of SC, there are no adverse conditions or circumstances that may interfere with the use and enjoyment of, or opportunity to resell or encumber, any of the Assets, or might otherwise impede UCI of SC's ability to operate a business similar to the Business utilizing the Assets and the Premises.

     5.15 Brokerage. Seller has not dealt with any broker in connection with this transaction, and no brokerage commission nor claim thereof shall accrue or become payable to any person or entity respecting this transaction.

     5.16 Zoning. The Premises is currently zoned for commercial operations and is in compliance with applicable zoning laws and ordinances; and Seller does not know that the status of such zoning is in question or subject to change by the appropriate governmental authorities.

     5.17 Environmental. The Premises is not now used and, to the best of Seller's knowledge, has never been used as a gasoline station or other site for the storage of petroleum products, or as a garbage or refuse dump site, a landfill, a waste disposal facility for the storage, processing, treatment or temporary or permanent disposal of regulated waste materials, including without limitation solid, industrial, toxic, hazardous, radioactive, nuclear or putrescible waste or sewage, and, to the best of Seller's knowledge, is in substantial compliance with applicable environmental laws.

     5.18 Disclosures. Seller's accounts receivable report dated October 30, 1997 delivered by Seller to UCI of SC at the Closing is materially accurate as of October 30, 1997, and reflect valid, binding, and enforceable rights of the Business which shall be lawfully transferred to UCI of SC hereunder. Seller's gross revenue for the Business for calendar year 1996 was approximately Four Hundred Twelve Thousand Six Hundred ($412,600) Dollars. The list of Assets attached hereto as Exhibit 1.1 represent the fixed assets of the Business (other than the Excluded Assets) and is materially true, correct, and complete, and not materially misleading.

     5.19 Representations and Warranties at Closing. Except as expressly otherwise permitted in this Agreement, the representations and warranties of Seller set forth in this Agreement shall be true as of the Effective Date as though such representations and warranties were made on such date, unless they reference a specific earlier date whereupon, as of the Effective Date, they shall be true as at the earlier date referenced.

6. Representations and Warranties of UCI, Doctor's Care and UCI of SC. UCI, Doctor's Care and UCI of SC hereby jointly and severally represent, warrant, and covenant as follows:

     6.1 Organization and Good Standing. UCI is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware and has full corporate power to carry on its businesses and to own and operate its properties and assets as presently owned and operated. UCI of SC is a corporation duly organized, validly existing, and in good standing under the laws of the State of South Carolina and has full corporate power to carry on its businesses and to own and operate its properties and assets as presently owned and operated. Doctor's Care is a professional association duly organized, validly existing, and in good standing under the laws of the State of South Carolina and has full corporate power to carry on its businesses and to own and operate its properties and assets as presently owned and operated.

     6.2 Authority. UCI, Doctor's Care and UCI of SC each have taken all corporate action necessary to approve and authorized the execution of this Agreement, and to consummate the transactions contemplated hereby. Each of their respective representatives signing this Agreement has full power and authority to execute this Agreement in the indicated capacity and to consummate the transactions contemplated hereby. When executed and delivered, this Agreement shall constitute valid and binding obligations of UCI, Doctor's Care and UCI of SC, enforceable in accordance with its terms and conditions except as enforcement may be limited by applicable bankrupt, insolvency or similar laws effecting creditors rights generally and by principles of equity. Neither the execution nor the delivery of this Agreement nor the consummation of the transactions contemplated hereby, nor compliance with all of the terms and conditions hereof, will result in the breach by UCI, Doctor's Care or UCI of SC of any of the terms, conditions or provisions of any of their respective deed of trust, order, judgment, law, or other contract, agreement or instrument to which any of them is a party, or by which any is bound, or constitute a default of such indenture, mortgage, deed of trust, order, judgment, law, or other contract, agreement or instrument.

     6.3 Brokerage. Neither Doctor's Care nor UCI of SC has dealt with any broker in connection with this transaction, and no brokerage commission nor claim therefor shall accrue or become payable to any person or entity respecting this transaction.

     6.4 Consents. No consent of any third party is required in connection with the purchase and acceptance of the Assets from Seller hereunder.

     6.5 Litigation. There are no judicial or administrative actions or proceedings pending, or to the best knowledge of UCI, Doctor's Care or UCI of SC, threatened that question the validity of this Agreement or any transaction contemplated hereby, which if adversely determined would have a material adverse effect upon their ability to enter into this Agreement or perform their respective obligations hereunder.

     6.6 Creditors, Solvency and Bankruptcy. Neither UCI, Doctor's Care nor UCI of SC shall hinder, delay, defraud or avoid any obligations to any past, present or future creditor of UCI, Doctor's Care or UCI of SC respectively in the transactions contemplated by this Agreement. The above-mentioned parties are currently solvent and will not be rendered insolvent as a result of the transactions contemplated hereby. Neither UCI, Doctor's Care nor UCI of SC intends to initiate with respect to themselves as debtors, nor do they expect to have initiated against themselves as debtors, any proceeding under federal or any state's bankruptcy, insolvency or similar laws.

     6.7 Representations and Warranties at Closing. Except as expressly otherwise permitted in this Agreement, the representations and warranties of UCI, Doctor's Care and UCI of SC set forth in this Agreement shall be true as of the Effective Date as though such representations and warranties were made on such date, unless they reference a specific earlier date whereupon, as of Effective Date, they shall be true as at the earlier date referenced.

7.   Conditions Precedent.

     7.1 Conditions of UCI, UCI of SC and Doctor's Care. The obligations of UCI, UCI of SC and Doctor's Care hereunder shall be subject, to the extent not waived, to the satisfaction of each of the following conditions at the Closing:

              7.1.1 Representation and Warranties. The representations and warranties of Seller contained in this Agreement shall be true and correct in all material respects as of the date when made and, except for changes specifically contemplated by this Agreement, on and as of the Effective Date as though such representations and warranties had been made as of the Effective Date.

     7.1.2 Deliveries. The release of documents which Seller is obligated to make under Section 4 shall have been made.

              7.1.3 Lease of Premises. That certain Lease by and between UCI of SC and Landlord shall have been executed and delivered, and shall be in full force and effect as of the Effective Date.

     7.2 Conditions of Seller. The obligations of Seller hereunder shall be subject, to the extent not waived, to the satisfaction of each of the following conditions at the Closing:

              7.2.1 Representation and Warranties. The representations and warranties of UCI, UCI of SC and Doctor's Care contained in this Agreement shall be true and correct in all material respects as of the date when made and, except for changes specifically contemplated by this Agreement, on and as of the Effective Date as though such representations and warranties had been made as of the Effective Date.

     7.2.2 Deliveries. The release of documents which UCI of SC and Doctor's Care are obligated to make under Section 4 shall have been made.

8.   Cost and Expenses.

     8.1 Transactional Cost. The parties hereto shall be responsible for their respective attorney's fees, accountants' fees, experts' fees, and other expenses incurred by them in connection with the negotiations and Closing of this transaction; provided however, in the event litigation is commenced to enforce any rights under this Agreement or to pursue any other remedy available to any party, all legal expense or other direct costs of litigation of the prevailing party shall be paid by the other party.

     8.2 Proration of Taxes and Charges. All personal property taxes, public utility charges and like charges (which are not terminated and paid as of Closing by Seller), if any, relating to the personal (tangible and intangible) property comprising the Assets shall be prorated as of the Effective Date, in accordance with regular accounting procedure. Settlement at Closing will be made on proration of estimates of such taxes and charges. If, as the result of such proration at Closing, a net balance is owed by Seller to UCI of SC, or visa versa, the amount thereof shall be paid to such party at or within thirty (30) days after receipt of the next succeeding payment notice.

     8.3 Sales Taxes. Seller shall be responsible for, and shall pay, all sales taxes, if any, applicable to the sale of the Assets as called for herein.

9.   Indemnity Rights.

     9.1 General Indemnity. Seller shall indemnify and hold Doctor's Care, UCI of SC, and UCI, and their respective officers, directors and agents harmless, from any and all losses, damages, liabilities, claims, suits, demands, penalties, assessments, obligations, causes of actions or costs (including reasonable litigation expenses and legal fees) asserted against or incurred by UCI, Doctor's Care or UCI of SC as a result of any breach by Seller of any covenant, warranty representation, or agreement, made by Seller herein or in agreements related hereto including but not limited to litigation expenses and legal fees that might be incurred because of such breach.

     9.2 Special Indemnities. Seller shall indemnify and hold UCI, UCI of SC and Doctor's Care and their respective officers, directors, and agents harmless from any and all losses, damages, liabilities, claims, suits, demands, penalties, assessments, obligations, causes of action, or costs (including reasonable litigation expenses and legal fees) asserted against or incurred by UCI, Doctor's Care, or UCI of SC as a result of:

              9.2.1 Award or Settlement. Any lawsuit or similar claim against Seller arising from events or conditions prior to the Effective Date.

              9.2.2 Title to Assets. Any challenge to: (a) Seller's title to the Assets, or (b) the transfer of such title and interest to the Assets to UCI of SC or Doctor's Care pursuant to the Agreement.

     9.2.3 Accounts Payable. Any accounts payable, taxes, assessments, or charges of Seller.

              9.2.4 Environmental. Any existing environmental contamination or the remediation thereof at the Premises.

              9.2.5 Assumed Leases. Any claim, charge, fee, expense or event related to the Assumed Leases which arises on or before the Effective Date.

     9.3 Set Off and Recoupment. In addition to any other available remedies, UCI of SC, UCI, and Doctor's Care shall have the right of set off and recoupment against amounts coming due to Seller under this Agreement, the Employment Agreement, the First Note, the Second Note, the Lease, or any other instruments ancillary hereto in the event Seller breaches this Agreement or any document related hereto or any right of indemnification arises in favor of UCI, UCI of SC, or Doctor's Care under this Agreement. Seller retains the right to lawfully contest any such set off or recoupment in an action to collect any amounts due Seller under this Agreement, the Employment Agreement, the First Note, the Second Note, the Lease, or such other ancillary instruments. The inclusion of this special set off or recoupment provision shall not effect the availability, if any, of rights of set off or recoupment arising at law or in equity.

10. Existing Liabilities. Subject to Section 3.2 above, neither UCI, Doctor's Care nor UCI of SC assumes any, and hereby expressly disclaims all, obligations or liabilities of Seller, contingent or absolute, including (without limitation) liabilities for (i) federal or state income, payroll, property, or sales taxes for any period, or (ii) any tort, contract, or statutory liability resulting from or alleged to have resulted from the Business prior to the Effective Date or operations of Seller prior to Effective Date, except for the obligations arising and maturing after the Effective Date to perform under those contracts expressly assumed by UCI of SC hereunder, if any. All property taxes assessed against the Assets sold hereunder, shall be prorated as of the Effective Date, and Seller shall promptly pay when due, or reimburse UCI of SC for, all such taxes which remain the Seller's responsibility.

11. Risk of Loss. In the event the Assets and/or Premises or any substantial part thereof shall be damaged or destroyed prior to the Effective Date due to any casualty or event, or there shall occur any actions for condemnation or eminent domain having a material adverse affect on the Assets and/or Premises or any substantial part thereof, Seller shall promptly notify UCI of SC that such damage, destruction, or action has occurred and the estimated extent thereof. In such event, UCI of SC must within five (5) days of receipt of such notice either:

     11.1 Termination. Terminate this Agreement by giving Seller written notice of such termination and thereupon all parties shall be released of all further liability to the others; or

     11.2 Adjustment. Alternatively, and subject to the fulfillment of the conditions set forth herein, require the consummation of the transactions provided for in this Agreement and all proceeds of insurance covering the Assets and all of the claims arising as a result of such damage or destruction to such Assets or all proceeds of such condemnation or eminent domain action for such Assets shall become the property of UCI of SC. In the event UCI of SC elects to require the consummation of the transactions contemplated herein, Seller shall not compromise or settle any such claim or action at any time without the written consent of UCI of SC which shall not be unreasonably withheld. Seller shall cooperate with the collection of such amounts. Further, in such event, the representations and warranties of Seller, as set forth in Section 5 shall be modified equitably to account for such claim or action.

12.  Cross-Default.

     12.1 By Seller and Landlord. Notwithstanding anything contained herein to the contrary, in the event Seller and/or Landlord breaches this Agreement, the Non-Compete, Investment Letter, or the Lease, or any other agreement or instrument ancillary hereto (other than the Employment Agreement) to which either is a party, such breach thereof (at the expiration of the applicable grace period set forth therein) shall constitute a breach by Seller and Landlord of this Agreement.

     12.2 By UCI, UCI of SC, and Doctor's Care. Notwithstanding anything contained herein to the contrary, in the event UCI, UCI of SC, and/or Doctor's Care breaches this Agreement, Employment Agreement, First Note, Second Note, Security Agreement, or the Lease, or any other agreement or instrument ancillary hereto to which it is a party, such breach thereof (at the expiration of the applicable grace period set forth therein) shall constitute a breach by UCI, UCI of SC, and Doctor's Care of this Agreement.

13.  Miscellaneous.

     13.1 Entire Agreement. This Agreement, including the Exhibits hereto, embodies the entire Agreement and understanding between the parties hereto as to the matters herein addressed and supersedes all prior agreements and understandings relating to the subject matter hereof.

     13.2 No Waiver. No failure to exercise, and no delay in exercising any right, power or remedy hereunder or under any document delivered pursuant hereto shall impair any right, power or remedy which the parties hereto may have, nor shall any such delay be construed to be a waiver of any such rights, powers or remedies, or any acquiescence in any breach or default under this Agreement, nor shall any waiver of any breach or default of any party hereunder be deemed a wavier of any default or breach subsequently occurring.

     13.3 Survival. All representations, warranties, covenants, and agreements herein contained shall survive the Closing hereunder.

     13.4 Amendment. No provision of this Agreement or any document or instrument relating to the Agreement, may be amended, modified, supplemented, changed, waived, discharged, or terminated, unless the parties hereto consent thereto in writing.

     13.5 Notices. All notices, requests, approvals, consents, demands and other communication provides for or permitted hereunder shall be in writing, signed by an authorized representative of the sender and addressed to the respective party at the address set forth below:

              UCI:                      UCI Medical Affiliates, Inc.
                                        1901 Main Street, Suite 1200
                                        Columbia, SC  29201
                                        Attn.:  Jerry F. Wells, Jr.

             UCI of SC:           UCI Medical Affiliates of South Carolina, Inc.
                                        1901 Main Street, Suite 1200
                                        Columbia, SC  29201
                                        Attn.:  Jerry F. Wells, Jr.

              Doctor's Care:            Doctor's Care, P.A.
                                        1901 Main Street, Suite 1200
                                        Columbia, SC  29201
                                        Attn.:  M.F. McFarland, III, MD

              Seller:                   Marvin Dees, M.D.
                                        P.O. Box 160
                                        New Ellenton, South Carolina 29809-0160

              Landlord:                 Marvin Dees, M.D.
                                        Katherine Dees
                                        P.O. Box 160
                                        New Ellenton, South Carolina 29809-0160

     A party hereto may change its respective address by notice in writing given to the other parties to this Agreement. Any notice, request, approval, consent, demand or other communication shall be effective upon the first to occur of the following; (i) when delivered to the party to whom such notice, request, approval, consent, demand or the communication is being given, or (ii) five (5) business days after being duly deposited in the US mail, certified, return receipt requested.

     13.6 Severability of Provisions. In case any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

     13.7 Successors and Assigns. This Agreement shall be binding upon the parties, and their respective successors, heirs, and assigns, and shall inure to the benefit of the parties and their respective successors, heirs, and permitted assigns.

     13.8 Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one Agreement, and any party hereto may execute this Agreement by signing any such counterpart. The authorized attachment of counterpart signature pages shall constitute execution by the parties.

     13.9 Choice of Law. This Agreement shall be governed by and construed in accordance with the laws of the State of South Carolina.

     13.10 Jurisdiction. The parties hereto consent to exclusive jurisdiction, subject to proper service of process, in the State of South Carolina regarding any disputes arising hereunder.

     13.11 Usage. The section and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Terms such as "hereof" , "hereunder", "hereto", "herein", and words of similar import shall refer to this Agreement in its entirety and all references to "Articles", "paragraphs", "Sections", and similar cross references shall refer to specified portions of this Agreement, unless the context clearly requires otherwise.

     13.12 No Inference Against Author. No provision of this Agreement shall be interpreted against any party because such party or its legal representative drafted such provision.

     13.13 Further Instruments and Acts. From time to time at a party's request, whether at or after Closing and without further consideration, the other party(ies) shall execute and deliver such further instruments of conveyance, transfer and assignment and upon reimbursement for actual reasonable out-of-pocket expenses take such other action as the requesting party reasonably may require to more effectively convey and transfer to the requesting party the properties to be conveyed, transferred and assigned hereunder, and, if necessary, will assist the requesting party in the collection or reduction to possession of such property. In addition, each party agrees to provide reasonable access to records respecting the Business as are requested by the other party(ies) for proper purpose with good cause shown (subject to appropriate confidentiality agreements to be negotiated as such time) and agree to reasonably cooperate in resolving any matters resulting from the transactions contemplated hereby.

     13.14 Assignment. This Agreement is not assignable by any party without the prior written consent of the other parties hereto.

                                              [SIGNATURE PAGE ATTACHED]

     IN WITNESS WHEREOF, the parties have executed this Asset Purchase Agreement under seal, with the corporate parties acting by and through their duly authorized officers, this 31st day of October, 1997, to be effective as of November 1, 1997.

UCI OF SC:                                       SELLER:

UCI MEDICAL AFFILIATES OF
SOUTH CAROLINA, INC.
                                                 /s/ Marvin Dees, M.D.
                                                 Marvin Dees, M.D.
By:   /s/ Jerry F. Wells, Jr.
     Jerry F. Wells, Jr.
 Its: Chief Financial Officer


DOCTOR'S CARE:                                   LANDLORD:

DOCTOR'S CARE, P.A.
                                                /s/ Marvin Dees, M.D.
                                                Marvin Dees, M.D.
By:  /s/ Jerry F. Wells, Jr.
       Jerry F. Wells, Jr.
Its: Secretary                                  /s/ Katherine R. Dees
                                                Katherine R. Dees


UCI:

UCI MEDICAL AFFILIATES, INC.



By:  /s/ Jerry F. Wells, Jr.
     Jerry F. Wells, Jr.
Its: Chief Financial Officer

                                INDEX OF EXHIBITS



Exhibit 1.1                List of Assets
Exhibit 1.2                List of Excluded Assets
Exhibit 2.2                Bill of Sale - Medical Records
Exhibit 3.1.2.2            First Note
Exhibit 3.1.2.3            Second Note
Exhibit 3.2                Assumed Leases
Exhibit 3.3                Allocation of Purchase Price
Exhibit 4.2.1              Investment Letter
Exhibit 4.2.5              Employment Agreement
Exhibit 4.2.6              Lease
Exhibit 4.3.1              Bill of Sale
Exhibit 4.3.2              Assignment
Exhibit 4.3.6              Non-Competition Covenant
Exhibit 4.4.4              Security Agreement